Exhibit 10.16
                              GKN HOLDING CORP.

                             STOCK OPTION AGREEMENT

     AGREEMENT, made as of the ___ day of ________________, 1996, between GKN HOLDING CORP., a Delaware corporation ("Company"), and John P. Margaritis ("Director" or "Grantee").

     WHEREAS, on May 22, 1996, the Board of Directors of the Company or a committee thereof (in either event, "Company") authorized the grant to the Director of an option to purchase an aggregate of 10,000 of the authorized but unissued or treasury shares of the Common Stock of the Company ("Common Stock") on the terms and conditions set forth in this Agreement.

     WHEREAS, the Director desires to acquire said option on the terms and conditions set forth in this Agreement;

     IT IS AGREED:

     1. The Company hereby grants to the Director the right and option to purchase all or any part of an aggregate of 10,000 shares of the Common Stock on the terms and conditions set forth herein ("Option"). The Option is designed to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     2. The purchase price of each share of Common Stock subject to the Option ("Option Shares") shall be equal to the per share offering price in the Company's 1996 Initial Public Offering.

     3. (a) The Option shall become exercisable on the day the Director becomes a director of the Company, which shall occur upon the consummation of the Company's Initial Public Offering. No Option Shares may be purchased hereunder prior to such date. After the

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Option becomes exercisable, it shall remain exercisable, except as otherwise provided herein, for a period of ten years ("Exercise Period"). The Option may be exercised, except as provided in subparagraph (b) below, only if the Director at the time of exercise is employed by the Company or any Subsidiary (as defined in Section 424 of the Code) and shall have been so employed continuously since the date on which the Director becomes a director of the Company.

     (b) If the Director's employment with the Company or any Subsidiary terminates for any reason prior to the time that the Option has been fully exercised, any portion of the Option which is exercisable on the date of termination of employment and which has not yet been exercised ("Exercisable Portion") shall expire unless exercised within three months after such termination, but in no event after expiration of the Exercise Period; provided, however, that (i) in the event of the death of the Grantee during this three month period, the person or persons to whom the Grantee's rights are transferred by will or the laws of descent and distribution ("Heir") shall have a period of three months from the date of the Grantee's death to exercise any Exercisable Portion, but in no event after expiration of the Exercise Period; (ii) if the Board of Directors determines that the Grantee's employment was terminated for cause, the Exercisable Portion will immediately expire; (iii) if the Grantee's employment is terminated by reason of the Grantee's permanent disability (as determined by the Board of Directors), the Exercisable Portion may be exercised by the Grantee within twelve months after such termination, but in no event after expiration of the Exercise Period; and (iv) in the event of the death of the Grantee while in the employment of the Company or any Subsidiary or during the twelve (12) month period referred to in (iii) above, the Heir shall have a period of twelve months from the date of Grantee's death to exercise the Exercisable Portion, but in no event after expiration of the Exercise Period.

     (c) The Option shall not be assignable or transferable except in the event of the death of the Director, by will or by the laws of descent and distribution. No transfer of the Option by the Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem

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necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     4. The Director shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

     5. In the event of a reorganization, recapitalization, reclassification, stock split or exchange, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company, the Board of Directors of the Company shall, in its sole discretion, make such equitable, proportionate adjustments, if any, as it deems appropriate in the number and kind of shares covered by the Option and in the option price thereunder, in order to preserve the Director's proportionate interest in the Company and to maintain the aggregate option price; provided, however, that upon the dissolution or liquidation of the Company, or upon any merger, consolidation or other form of reorganization, or upon the sale of all or substantially all of the Company's assets, the Option may be terminated by the Company or its successor and be of no further effect.

     6. The Company hereby represents and warrants to the Director that the Option Shares, when issued and delivered by the Company to the Director in accordance with the terms and conditions hereof will be duly and validly issued, fully paid and non-assessable.

     7. The Director hereby represents and warrants to the Company that s/he is acquiring the Option and shall acquire the Option Shares for his/her own account and not with a view to the distribution thereof.

     8. Anything in this Agreement to the contrary notwithstanding, the Director hereby agrees that s/he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him/her without registration under the Securities Act of 1933, as amended ("Act"), or in the event that they are not so registered, unless (a) an exemption from the Act is available thereunder, and
(b) the Director has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

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     9. The Director hereby acknowledges that:

     (a) All reports and documents required to be filed by the Company with the National Association of Securities Dealers, Inc. and Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and other applicable laws within the last 12 months have been made available to the Director for his/her inspection.

     (b) If s/he exercises the Option, s/he must bear the economic risk of the investment in the Option Shares for an indefinite period of time because the Option Shares will not have been registered under the Act and cannot be sold by him/her unless they are registered under the Act or an exemption therefrom is available thereunder.

     (c) In his/her position with the Company, s/he has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph (a) above.

     (d) The Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Act or an exemption therefrom.

     (e) The certificates evidencing the Option Shares shall bear the following legends:

     " The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

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     "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of [insert date which appears at top of document], a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

     10. Subject to the terms and conditions of the Agreement, the Option may be exercised by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of Option Shares in respect to which it is being exercised, shall contain a representation and agreement by the person or persons so exercising the Option that the Option Shares are being purchased for investment and not with a view to the distribution or resale thereof, and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of the Option Shares in cash or by bank or certified check, unless otherwise agreed to by the Company. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

     11. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below, or to such other address as either shall have specified by notice in the writing to the other, and shall be deemed duly given hereunder when so delivered or mailed, as the case may be.

     12. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

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     13. This Agreement constitutes the entire agreement between the parties with respect to the subject matter thereof.

     14. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the
__ day of _____, 1996.

GKN HOLDING CORP.                         Address:
                                              61 Broadway, 12th Floor
                                              New York, New York  10006

By:_______________________________
            Signature

Print Name:_______________________

Title:____________________________

Director:                                 Address:
                                              _________________________

                                              _________________________

                                              _________________________

__________________________________

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